UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 19, 2021

SKYE BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55136	45-0692882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5910 Pacific Center Blvd. Suite 320, San Diego, CA 92121
(Address of principal executive offices)

(949) 480-9051
(Registrant’s telephone number, including area code)

Emerald Bioscience, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 13, 2020, Emerald Bioscience, Inc., a Nevada corporation (the “Company”) amended its Articles of Incorporation to change its name to “Skye Bioscience, Inc.” subject to FINRA processing and approval (the "Name Change"). The Name Change became effective as of January 19, 2021.

The full text of the amendment to the Company's Articles of Incorporation to give effect to the Name Change is filed herewith as Exhibit 3.1 and incorporated herein by reference.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events.

Symbol Change

In connection with the Name Change, FINRA assigned the Company a new stock symbol, “SKYE”. The Company’s new stock symbol went effective at the open of business on January 19, 2021.

Press Release

On January 15, 2021, the Company issued a press release announcing the Name Change and the Company’s new stock symbol. A copy of the press release is attached hereto as Exhibit 99.1.

The information set forth in Item 8.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any of the Company’s filings with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except as expressly set forth by specific reference in such a filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

3.1	Amendment to Articles of Incorporation.

99.1	Press Release dated January 15, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYE BIOSCIENCE, INC.

Dated: January 19, 2021	/s/ Punit Dhillon
Name: Punit Dhillon
Title: Chief Executive Officer

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